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                                                                    Exhibit 10.4


                        ASSIGNMENT OF DEBT AND SECURITY



THIS AGREEMENT dated the 25th day of April 2003.

B E T W E E N :

           488605 ONTARIO LIMITED as to an undivided 89.33% interest

                                     -and-

                 RUTH MARGEL as to an undivided 10.67% interest

     (488605 ONTARIO LIMITED and Ruth Margel referred to as the "Assignor")

                                    - and -

                               DVOD NETWORKS INC.

                                (the "Assignee")

                                    - and -

                       GALAVU ENTERTAINMENT NETWORK INC.

                              (the "Corporation")


                  WHEREAS Chell Group Corporation ("Chell") was the holder of the interest in a promissory note dated September 10,1999 (the "Original Note") between Arthur Andersen Inc. in its capacity as Interim Receiver of the property, assets and entire undertaking of GalaVu Entertainment inc. ("Arthur Andersen") and the Corporation, a copy of which is attached hereto as Schedule A;

                  AND WHEREAS the Original Note was lost or misplaced and the Assignor entered into a replacement note dated November 25, 2002, (the "New Note") a copy of which is attached hereto as Schedule B;

                  AND WHEREAS the New Note was in the principal amount of CDN $375,000;

                  AND WHEREAS Chell sold and the Assignor purchased all of the right, title and interest of Chell in the New Note and a General Security Agreement dated September 10, 1999 between Arthur Anderson and the Corporation (the "GSA"), a copy of which is attached hereto as Schedule C, which GSA was assigned to Chell on November 25, 2002 by Bill of Sale, a copy of which is attached hereto as Schedule D;


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                  AND WHEREAS Chell assigned the new Note and the GSA to the
Assignor pursuant to an Assignment Agreement dated November 25, 20002, a copy of which is attached hereto as Exhibit E;

                  AND WHEREAS Chell, the owner of all issued and outstanding shares of the of the Corporation has entered into the Agreement of Purchase and Sale with the Assignee ( the "Purchase Agreement"), whereby Chell agreed to sell and the Assignee agreed to purchase the shares of the Corporation;

                  AND WHEREAS pursuant to the terms of the Purchase Agreement, the right, title and interest held by the Assignor in the New Note and the GSA would be assigned to the Assignee;

                  AND WHEREAS in exchange for the Assignor assigning the right, title and interest held by it in the New Note and the GSA and acknowledging that the Corporation has no further indebtedness to the Assignor, the Assignee will pay to the Assignor the sum of One Hundred and Seventy Thousand Dollars (CDN $170,000)

                  NOW THEREFOR THIS AGREEMENT WITNESSETH that in consideration of the payment by the Assignee to the Assignor of the sum of One Hundred and Seventy Thousand Dollars (CDN $170,000) and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties, the parties hereto agree as follows;

         1. Assignment of Indebtedness and Security. In consideration of the sum of One Hundred and Seventy Thousand Dollars (CDN $170,000.00) (the "Purchase Price"), the Assignor hereby sells, assigns, transfers and sets over unto the Assignee on and as of the date hereof, all of the Assignor's right, title and interest, in and to the New Note and in and to the GSA.

         2. Representations of the Assignor. The Assignor represents and warrants to the Assignee and acknowledges that the Assignee is relying on such representations and warranties in entering into this Agreement and the transactions contemplated herein:

                  (a) the Assignor has the right to convey its right, title and interest in and to the New Note and the GSA;

                  (b) the Assignor has not encumbered, assigned, released or discharged the New Note or the GSA;

                  (c) the attached documents evidencing the New Note and the GSA are the only documents to which the Assignor and the Corporation are parties relating to such matters and the Assignor has not waived, amended or agreed to waive or amend any provisions in such documents;

                  (d) the New Note and GSA remain in full force and effect and there have been no uncured default, by the Corporation of its obligations pursuant to the New Note or the GSA; and

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                  (e)      the Assignor has caused to be registered its assigned
                           interest in the GSA and has ensured that such security interest was perfected under the personal Property Security Act (Ontario) and remains perfected as at the date hereof.

         3. Acknowledgement. The Assignor hereby acknowledges that all debts and amounts owing to the Assignor by the Corporation in respect of the New Note or otherwise have been paid in full and that the Assignor has no claim or security in respect thereto. The Assignor hereby releases the Corporation from any and all claims, liabilities, or contracts it may have with the Corporation.

         4. Governing Law. This Agreement and any of the agreements required to be executed pursuant to the provisions of this Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the Province of Ontario and of Canada applicable thereto and the parties submit to the jurisdiction of the courts of the Province of Ontario.

         5. Further Assurances. The parties covenant and agree to execute such further and other documents (including PPSA financing statements) and undertake such other actions as may be reasonably required to give effect to the terms and intent of the transactions contemplated in this Agreement.

         6. Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become a binding agreement when one or more counterparts have been signed by each of the parties and delivered to each of the other parties.

         7. Enurement This Agreement shall be binding upon and enure to the benefit of the parties hereto and their respective heirs, administrators, executors, successors and permitted assigns, provided that the rights of any party hereto may not be assigned without the prior written consent of all other parties hereto.

         8. Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction will, as to that jurisdiction be ineffective to the extent such prohibition and will severed from the balance of this Agreement, all without affecting the remaining provisions of this Agreement of affecting the validity or enforceability of such provisions in any other jurisdiction provided, however, that the substance of the Agreement remains materially unaffected.

         9. Transmission by Facsimile. The parties hereto agree that this Agreement may be transmitted by facsimile or such similar device and that the reproduction of signatures by facsimile or such similar device will be treated as binding as if originals and each party hereto undertakes to provide each and every other party hereto with a copy of the Agreement bearing original signatures forthwith upon demand.

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                  IN WITNESS WHEREOF the parties hereto have duly executed this
Agreement as of the date first written above.

SIGNED, SEALED and DELIVERED

In the presence of                      /s/ Ruth Margel
                                        ----------------------------------------

                                        RUTH MARGEL

                                        DVOD NETWORKS INC.

                                        Per: /s/ Brad Schroeder
                                             -----------------------------------
                                        Name:
                                        Title:



                                        488605 ONTARIO LIMITED

                                        Per: /s/
                                             -----------------------------------
                                        Name:
                                        Title: